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                                                                    EXHIBIT 10.8

                        FORM OF INDEMNIFICATION AGREEMENT
                                (______________)

         This INDEMNIFICATION AGREEMENT (this "Agreement") is effective as of May 1, 2000, between W-H Energy Services, Inc., a Texas corporation (the "Corporation"), and ____________________ (the "Indemnitee").

         WHEREAS, the Corporation has requested that Indemnitee serve as an officer and/or director of the Corporation and/or one or more of its subsidiaries or affiliates; and

         WHEREAS, as partial consideration for the agreement by Indemnitee to serve and/or to continue to serve as an officer and/or a director of the Corporation and/or one or more of its subsidiaries or affiliates, the Corporation has agreed to enter into this Agreement providing for indemnification by the Corporation of Indemnitee for matters contained herein to the fullest extent allowed by applicable law; and

         WHEREAS, it is reasonable, prudent and necessary for the Corporation to obligate itself contractually to indemnify Indemnitee so that he will serve or continue to serve the Corporation free from undue concern that he will not be adequately protected;

         NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Corporation and Indemnitee do hereby covenant and agree as follows:

         1.       DEFINITIONS.   As used in this Agreement:

         (a) The term "Proceeding" shall include any threatened, pending or contemplated action, suit, inquiry or proceeding, whether brought by or in the right of the Corporation or otherwise and whether of a civil, criminal, administrative, arbitrative or investigative nature, in which Indemnitee is or will be involved as a party, as a witness or otherwise, by reason of (i) the fact that Indemnitee is or was a director, officer, employee or agent of the Corporation, (ii) any action taken by Indemnitee or any inaction on his part while acting as a director, officer, employee or agent or (iii) the fact that Indemnitee is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise, in each case, whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement; provided, however, that any such action, suit or proceeding which is brought by Indemnitee against the Corporation or directors or officers of the Corporation, other than an action brought by Indemnitee to enforce his rights under this Agreement, shall not be deemed a Proceeding without the prior approval by a majority of the Board of Directors of the Corporation;

         (b) The term "Expenses" shall include, without limitation, (i) any judgments, fines and penalties against Indemnitee in connection with a Proceeding; (ii) amounts paid by Indemnitee in settlement of a Proceeding; and
(iii) all attorneys' fees and disbursements, accountants' fees, private investigation fees and disbursements, retainers, court costs, transcript costs, fees of experts, fees and expenses of witnesses, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements, or expenses, reasonably incurred


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by or for Indemnitee in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in a Proceeding or establishing Indemnitee's right of entitlement to indemnification for any of the foregoing;

         (c) References to "other enterprise" shall include employee benefit plans;

         (d) References to "Fines" shall include any excise tax assessed with respect to any employee benefit plan;

         (e) References to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries;

         (f) A person who acted in good faith and in a manner he reasonably believed to be in the interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interest of the Corporation;"

         (g) The term "substantiating documentation" shall mean copies of bills or invoices for costs incurred by or for Indemnitee, or copies of court or agency orders or decrees or settlement agreements, as the case may be, accompanied by a sworn statement from Indemnitee that such bills, invoices, court or agency orders or decrees or settlement agreements, represent costs or liabilities meeting the definition of "Expenses" herein; and

         (h) The terms "he" and "his" have been used for convenience and mean "she" and "her" if Indemnitee is a female.

         2.  INDEMNITY OF DIRECTOR OR OFFICER; NOTICE.

         (a) The Corporation hereby agrees to hold harmless and indemnify Indemnitee against all Expenses to the full extent authorized or permitted by the provisions of the Texas Business Corporation Act (the "Texas Act"), or by any amendment thereof, or by other statutory provisions authorizing or permitting such indemnification adopted after the date hereof. This Agreement shall constitute authorization of indemnification and advancement of expenses as required by applicable law, and it is the intent of this Agreement to make mandatory any indemnification and advancement of expenses permitted under applicable law as the same may exist or may be hereafter amended including, without limitation, pursuant to Article 2.02-1 (G), (K) and (N) and any successor provision of the Texas Act. To the extent applicable law is amended to permit or require indemnification in additional cases, this Agreement automatically shall be amended to require indemnification of Indemnitee in such additional cases.

         (b) Indemnitee shall give the Corporation prompt written notice of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement.

         3. CHOICE OF COUNSEL. If Indemnitee is not an officer of the Corporation, he, together with the other directors who are not officers of the Corporation (the "Outside Directors"), shall be


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entitled to employ, and be reimbursed for the Expenses associated with, counsel separate from that chosen by Indemnitees who are officers of the Corporation ("Inside Directors"). In such case, the counsel for the Outside Directors ("Outside Directors' Counsel") shall be determined by majority vote of the Outside Directors, and the counsel for the Inside Directors ("Inside Directors' Counsel") shall be determined by majority vote of the Inside Directors. The obligation of the Corporation to reimburse Indemnitee for the fees and disbursements of counsel hereunder shall not extend to the fees and disbursements of any counsel employed by Indemnitee other than Outside Directors' Counsel or Inside Directors' Counsel, as the case may be, unless, in the opinion of Outside Directors' Counsel or Inside Directors' Counsel, as the case may be, then applicable legal ethical standards preclude such counsel from representing Indemnitee and the other Outside Directors or Inside Directors, as the case may be.

         4. ADVANCES OF EXPENSES. Expenses (other than judgments, penalties, fines and settlements) incurred by Indemnitee shall, at Indemnitee's option, be paid or reimbursed by the Corporation, in advance of the final disposition of a Proceeding, within 10 days after receipt of Indemnitee's written request accompanied by substantiating documentation and Indemnitee's written affirmation that he has met the applicable standard of conduct for indemnification under the Texas Act and a written undertaking to repay such amount to the Corporation to the extent it is ultimately determined that Indemnitee is not entitled to indemnification. No objections based on or involving the question whether such charges meet the definition of "Expenses," including any question regarding the reasonableness of such Expenses, shall be grounds for failure to make such advance to Indemnitee, or to reimburse Indemnitee for, the amount claimed within such 10-day period, and the undertaking of Indemnitee set forth in Section 6 hereof to repay any such amount to the extent it is ultimately determined that Indemnitee is not entitled to indemnification shall be deemed to include an undertaking to repay any such amounts determined not to have met such definition.

         5. RIGHT OF INDEMNITEE TO INDEMNIFICATION UPON APPLICATION; PROCEDURE UPON APPLICATION.

         (a) Any indemnification under this Agreement, other than pursuant to
Section 4 hereof, shall be made no later than 45 days after receipt by the Corporation of the written request of Indemnitee, accompanied by substantiating documentation, unless, in the case of indemnification that is permissive under the Texas Act, within said 45-day period the (i) the Board of Directors by a majority vote of a quorum consisting of directors who, at the time of the vote, are not parties to such Proceeding or, if such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated by a majority vote of all directors, consisting solely of two or more directors who, at the time of the vote are not parties to such proceedings, or (ii) independent legal counsel in a written opinion (which counsel shall be appointed as set forth in (i) above, unless such quorum cannot be obtained and such committee cannot be established, by a majority vote of all directors), determines that Indemnitee has not met the standards contained in the Texas Act that must be satisfied for indemnification to be available.

         (b) It is the intent of this Agreement to secure for Indemnitee rights of indemnification that are as favorable as may be permitted under the law and public policy of the State of Texas. In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence. Neither the failure of the Corporation (including its Board of Directors or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification is proper in


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the circumstances because Indemnitee has met the applicable standards of conduct, nor an actual determination by the Corporation (including its Board of Directors or independent legal counsel) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. The right to indemnification or advances as provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction.

         6. UNDERTAKING BY INDEMNITEE. Indemnitee hereby undertakes to repay to the Corporation any advances of Expenses pursuant to Section 4 hereof to the extent that it is ultimately determined that Indemnitee is not entitled to indemnification.

         7. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE. The indemnification and advancement of expenses provided by this Agreement shall not deemed exclusive of any other rights to which Indemnitee may be entitled under the Corporation's Articles of Incorporation or Bylaws, the Texas Act, any policy of directors and officers liability insurance, any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. However, Indemnitee shall reimburse the Corporation for amounts paid to him pursuant to such other rights to the extent such payments duplicate any payments received pursuant to this Agreement.

         8. CONTINUATION OF INDEMNITY. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director or officer of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible Proceeding.

         9. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of Expenses, but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

         10. SETTLEMENT OF CLAIMS. The Corporation shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the Corporation's written consent. The Corporation shall not settle any Proceeding in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Corporation nor Indemnitee will unreasonably withhold their consent to any proposed settlement. The Corporation shall not be liable to indemnify Indemnitee under this Agreement with regard to any judicial award if the Corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

         11. ENFORCEMENT.

         (a) The Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Corporation hereby in order to induce Indemnitee to serve as a director and/or officer of the Corporation, and acknowledges that Indemnitee is relying upon this Agreement in continuing as a director and/or officer.




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         (b) In the event Indemnitee is required to bring any action or other proceeding to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Corporation shall reimburse Indemnitee for all of Indemnitee's Expenses in bringing and pursuing such action.

         12. MUTUAL ACKNOWLEDGMENT. Both the Corporation and Indemnitee acknowledge that in certain instances, federal law or public policy may override applicable state law and prohibit the Corporation from indemnifying its directors and officers under this Agreement or otherwise. For example, the Corporation and Indemnitee acknowledge that the U.S. Securities and Exchange Commission (the "SEC") has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Indemnitee understands and acknowledges that the Corporation has undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Corporation's right, under public policy, to indemnify Indemnitee.

         13. GOVERNING LAW; BINDING EFFECT; AMENDMENT AND TERMINATION.

         (a) This Agreement shall be interpreted and enforced in accordance with the laws of the State of Texas.

         (b) This Agreement shall be binding upon the Corporation, its successors and assigns, and shall inure to the benefit of Indemnitee, his heirs, personal representatives and assigns and to the benefit of the Corporation, its successors and assigns.

         (c) No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by the Corporation and Indemnitee.

         14. SEVERABILITY. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable (a) the validity, legality and enforceability of the remaining provisions of this Agreement shall not be in any way affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable. Each section of this Agreement is a separate and independent portion of this Agreement. If the indemnification to which Indemnitee is entitled as respects any aspect of any claim varies between two or more sections of this Agreement, that section providing the most comprehensive indemnification shall apply.

         15. NOTICE. Notice to the Corporation shall be directed to W-H Energy Services, Inc., 10370 Richmond Avenue, Suite 990, Houston, Texas 77042,
Attention: President and Chief Executive Officer. Notice to Indemnitee shall be directed to the address set forth under his signature hereto. The foregoing addresses may be changed from time to time by the addressee upon notice to the other parties.




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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                     W-H ENERGY SERVICES, INC.

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     INDEMNITEE


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                                     Address:
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